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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                           May 25, 2000
         Date of Report (Date of earliest event reported)

                      THREE RIVERS BANCORP, INC.
     (Exact name of registrant as specified in its charter)

      Pennsylvania                 000-29083         25-1843375
(State or other jurisdiction     (Commission       (IRS Employer
of incorporation)                 File Number)       Ident. No.)

    2681 Mosside Boulevard, Monroeville, PA              15146
   (Address of principal executive offices)           (Zip Code)

                         (412) 666-8063
         Registrant's telephone number, including area code

     _________________________________________________________
  (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On May 25, 2000, the Registrant issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     The following exhibit is filed herewith:

     99.1  Press Release, dated May 25, 2000, of Three Rivers
           Bancorp, Inc.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THREE RIVERS BANCORP, INC.

Dated:  May 26, 2000

                               By: /S/ Terry K. Dunkle
                                     Terry K. Dunkle
                                     Chairman and Chief
                                     Executive Officer



                           EXHIBIT INDEX

Exhibit Number

     99.1        Press Release, dated May 25, 2000, of Three
                 Rivers Bancorp, Inc.

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